Exhibit 99.1

Optelecom-NKF, Inc.

Ed Ludwig, Chairman & CEO Steve Tamburo, CFO 301-444-2207 May 2008

3 Safe Harbor Statement This presentation contains forward-looking statements regarding the future performance of Optelecom-NKF, Inc. These statements involve risks and uncertainties that could cause actual results to differ materially from forecasts, including, but not limited to, economic conditions, customer demand, increased competition in the relevant market, and others. We refer you to the documents that the Company files from time to time with the Securities and Exchange Commission, such as the Form 10-K, Form 10-Q, and Form 8-K reports, which contain additional important factors that could cause actual results to differ from its current expectations and from the forward-looking statements made in this presentation.

4 Who We Are .. Premier global provider of network video solutions .. NASDAQ Global Market (OPTC), public for 30 years .. $44 million annual revenue (trailing 4 quarters) .. $3.5 million income from Operations (trailing 4 quarters) .. HQ in Germantown, Maryland, USA with European Corporate Office in The Netherlands. .. Sales and support offices covering the US, Latin America, France, Spain, UK, Germany, Italy, Singapore, and Dubai .. Proprietary technology and significant strategic alliances .. Premier brand image and reputation for R&D and quality .. ISO 9001:2000 Certified

5 .. Game-changing IP/Ethernet technology .. Comprehensive range of network video products .. Continuous improvement of products and processes .. Expert pre- and post-sales services .. True global reach .. In-depth market knowledge .. Quality products at competitive prices What We Do — Innovative Video Surveillance Networks

6 Network Solutions and Products .. IP Surveillance Solutions .. Video over Fiber .. Hybrid Solutions

7 .. Global Corporate Headquarters: Germantown, Maryland, USA .. EMEA / Asia Pacific Headquarters: Gouda, The Netherlands .. Sales / Support locations: o United States o Latin America o France o Spain o United Kingdom o Germany o Italy o Singapore o Dubai Worldwide Locations Headquarters Facility Field Sales / Support Facility

Our Markets and Products

9 Market Market Trends: IP Video Surveillance Trends: IP Video Surveillance .... IP IP video video surveillance market shows very high growth surveillance market shows very high growth .... Forecast Forecast annual annual growth rate of 38% (IMS Study) growth rate of 38% (IMS Study) $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2006 2007 2008 2009 2010 2011 U.S. Dollar Millions

10 Market Trends: IP Cameras Overtake Video over Fiber Forecast worldwide cameras revenue source: iSupply Corp. March 2007 $- $1.000 $2.000 $3.000 $4.000 $5.000 $6.000 2005 2006 2007 2008 2009 2010 2011 x Million IP Cameras CCTV Cameras IP video will become the dominant technology IP video will become the dominant technology

11 Change: Legacy Products Give Way to IP / Ethernet Network Technology

12 Commercial & Industrial Security Utilities City Center Gaming Healthcare Education Prisons Corporate Campus Project Wins: San Manuel Casino, USA Spirit Mountain Casino, USA Lyon City Centre, France Kazan City Centre, Russia Chiang Mai City Center, Thailand Palm Jumeira, Dubai

13 Public Transit Subway Railway Ports / Harbors Airport Project Wins: Changai Airport, Singapore Ranstad Rail, The Netherlands Beijing Metro, China Berlin S-Bahn, Germany Inchon, South Korea

14 Traffic Monitoring Federal Transportation Agencies State DOTs Counties / Regional Agencies City / Local Traffic Project Wins: South Carolina DOT, USA Nevada DOT, USA Washington DOT, USA Rijkswaterstaat, The Netherlands City of Irvine, California Illinois Tollway, Illinois Zuid-Holland TMC, The Netherlands

15 Government U.S. Military Homeland Security International Military Forces Government Contractors Project Wins: SPAWAR, USA Fort Drum, USA SAIC Northrop Grumman Raytheon Foster Miller

16 Key Manufacturers, Integrators, & Consultants Traffic / Transport Gov’t / Military Commercial & Industrial

17 Solutions Systems Products Average Low-Mid Low Low-End Complexity/price High-Mid High-End High Casinos Academic Hospitals Hospitals Schools Big shops Retail chains Banks Residential Elder home Universities Airports Railways Highways City centres Defence High Security Market Mid Security Market

18 Siqura® Solution Brand name for all our IP Surveillance Products Includes video codecs, cameras, network video recorders, video management software, video content analytics The Siqura solution is a modular system approach that can be tailored to meet the customer’s requirements Pre-Sales Assistance with basic design Post-Sales Detailed design Factory Acceptance Testing Site Acceptance Testing Project management assistance

19 Range of High-Speed and fixed dome cameras Range of box cameras MPEG-4 and M-JPEG Day/Night, MegaPixel, and Wide Dynamic Range VCA support Siqura IP Technology: IP Cameras

Siqura IP Technology: Video Codecs and Servers

- Compression: MPEG-4, MPEG-2, M-JPEG
- 1-channel, 3-channel, and 4-channel versions
- Local prerecording
- Integrated video motion detection
- Integrated switch / codec product
- Temperature hardened from -40º C to +70º C
- Dual core encoding for 2 streaming formats

C-Series



S-Series



Optelecom-nkf
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21 Siqura IP Technology: Software Options .. MX Config Elite o Video network configuration tool .. MX Viewer Lite o Software decoder for easy viewing .. Operator Office o Optelecom-NKF’s own video management software platform .. Software Developer’s Kit (SDK) o Kit for integration into 3rd party software platforms .. NMS for Fiber Products o In-band method for management of fiber transmission links .. Video Motion Detection o Integrated function in S-Series servers MX™ Config Operator Office NMS VMD

22 .. Compact series .. 16 or 32 input streams .. Storage Capacity up to 3 Tb .. Optimized for 24/7 operation .. Elite series .. 32 or 64 input streams .. Storage Capacity up to 12 Tb .. RAID 5 .. Hot-swappable hard disks .. Optimized for 24/7 operation .. Stackable for “unlimited” number of streams Siqura IP Technology: Network Video Recorders i-NVR Compact i-NVR Elite

Competitive Landscape

IP Surveillance Solutions

- Larger Companies
  - Nice
  - Verint
  - Axis
  - Cisco / SyPixx
  - Pelco Endura
- Smaller Companies
  - IndigoVision
  - Impath
  - VBrick
  - CoreTEC
  - Infinova
  - Teleste

Video Over Fiber

- Larger Companies
  - GE / IFS
  - GE / Fiber Options
  - Pelco Fiber
  - Teleste
- Smaller Companies
  - American Fibertek
  - Coe
  - Meridian
  - KBC
  - Opticomm

Optelecom-nkf

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24 Future Success .. Extend product offering to full solution (2008-2009) .. Develop market channels in mid-end of the market (2008 and on) .. Develop dedicated solutions for specific vertical markets (2009 and on) .. Ultimately, Video Management Software and Video Content Analysis will become the key differentiators

Financials

26 Market Market Trends: IP Video Surveillance Trends: IP Video Surveillance .... IP IP video video surveillance market shows very high growth surveillance market shows very high growth .... Forecast Forecast annual annual growth rate of 38% (IMS Study) growth rate of 38% (IMS Study) $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2006 2007 2008 2009 2010 2011 U.S. Dollar Millions

27 Our IP Revenue Trend IP Revenue Trend (USD millions) $12 $10 $8 $6 $4 $2 $0 2005 2006 2007

28 Our Total Revenue Trend $0 $10 $20 $30 $40 $50 2004 2005 2006 2007 REVENUE TREND (USD millions)

29 Our Revenue Diversity 2007 REVENUE BY REGION U.S. 35% Europe 51% Asia 7% Mid East 5% Other 2%

30 Income from Operations (USD) .. 2007 = $2.9 million .. 2006 = $2.9 million .. 2005 = $4.6 million* .. 2004 = $2.3 million* .. 2003 = $2.0 million* .. 2002 = $1.6 million* * Excludes expense for stock options 6 Consecutive Years of Profits

31 Financial Summary (in millions) 2007 2006 Revenue $ 42.5 $ 39.5 Costs of Goods Sold 17.5 16.0 Gross Profit 25.0 23.4 Operating Expenses: Sales & Marketing 9.8 8.3 Engineering 5.1 4.6 General & Administrative 6.4 7.0 Intangible Amortization 0.8 0.6 Total Operating Expense 22.1 20.5 Income from Operations 2.9 2.9 Interest Expense, net 1.3 1.2 Income Before Taxes 1.7 1.7 Income Taxes 0.4 0.2 Net Income $ 1.3 $ 1.6

32 Wrapping It Up: The OPTC Edge .. Rapid Market Growth .. Product Quality / Experience .. Core Customer Base .. Global Diversity .. Barriers to Entry